SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------

         Date of Report (Date of earliest event reported): May 27, 2009
                                                           ------------

                        China Crescent Enterprises, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                        0-14306                  84-0928627
          ------                        -------                  ----------
(State of Incorporation or      (Commission File Number)      (I.R.S. Employer
        Organization)                                        Identification No.)

    14860 Montfort Drive, Suite 210
              Dallas, Texas                                        75254
              -------------                                        -----
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (214) 722-3040
                                                           --------------

Copies to:

                      Law Offices of Michael Littman, Esq.
                                7609 Ralston Road
                                Arvada, CO 80002
                              Phone: (303) 422-8127
                               Fax: (303) 431-1567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14z-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement

     On May 27, 2009, China Crescent Enterprises, Inc. (the "Registrant") and Clipper Technology, Inc., ("ClpTec") a wholly-owned foreign subsidiary of the Registrant headquartered in Shanghai, China, entered into a three year Outsourcing Services Agreement (the "Agreement") with Beijing Chuangzhitongda Technology Development Co., Ltd. ("Beijing Chuangzhitongda") headquartered in
Shanghai, China, under which Beijing Chuangzhitongda will outsource substantially all of its current operations to ClpTec. The execution of the Agreement is expected to add approximately $10 million in annual revenue to the Registrant for the three year term.

Item 7.01 Regulation FD Disclosure

Press Release

     The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

     On May 27, 2009, the Registrant issued a press release announcing the transaction between the Registrant, ClpTec and Beijing Chuangzhitongda. The text of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits


EXHIBITS                              DESCRIPTION
--------                              -----------

10.01 Outsourcing Services Agreement by and among China Crescent Enterprises, Inc. Clipper Technology Ltd., and Beijing Chuangzhitongda Technology Development Co., Ltd.

99.01     Press Release dated May 27, 2009

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2009

                                                China Crescent Enterprises, Inc.

                                                By: /s/ Philip J. Rauch
                                                    ----------------------------
                                                    Philip J. Rauch
                                                    Chief Financial Officer




                                  EXHIBIT INDEX


Exhibit No.                Description of Document
-----------                -----------------------

99.1                       Press Release dated May 27, 2009